UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5270

The Dreyfus/Laurel Funds, Inc. - Dreyfus Premier Core Equity Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	08/31
Date of reporting period:	02/28/05

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus Premier Core Equity Fund

SEMIANNUAL REPORT February 28, 2005

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
19	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Core Equity Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Core Equity Fund covers the six-month period from September 1, 2004, through February 28, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund’s sub-investment adviser.

Stock prices generally rose over the reporting period, with the greatest gains achieved in the final months of 2004 as political uncertainty abated and investors grew more confident in the economic recovery. As they have for the past several years, stocks with smaller market capitalizations generally produced higher returns than stocks of very large companies during the reporting period overall. However, the opening two months of 2005 saw larger stocks outperforming smaller ones.

Is the stock market in the midst of a transition to new leadership? It probably is too soon to say for certain. Instead, we believe that most investors should remain broadly diversified.Your financial advisor can help you diversify your portfolio in a way that allows you to participate in the market’s longer-term returns, while providing a measure of protection from shorter-term volatility.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager

Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Core Equity Fund perform relative to its benchmark?

For the six-month period ended February 28, 2005, the fund produced total returns of 7.42% for Class A shares, 7.09% for Class B shares, 7.09% for Class C shares, 9.00% for Class R shares and 7.36% for Class T shares.1 For the same period, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a 9.99% total return.2

Although stocks generally gained value during a post-election rally in the final months of 2004, the market’s strength was concentrated primarily among stocks at the lower end of the S&P 500 Index’s capitalization range.The fund’s returns were lower than the S&P 500 Index because the larger stocks on which the fund focuses tended to trail the averages. In addition, the fund’s results were hindered by a handful of company-specific disappointments.

What is the fund’s investment approach?

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in common stocks of U.S. and foreign companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies.

In choosing stocks, the fund first identifies economic sectors that it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets, and expanding global presence and the potential to achieve predictable, above-average earnings growth.The fund is also alert to companies which it considers undervalued in terms of current earnings, assets or growth prospects.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.As a result, the fund invests for long-term growth rather than short-term profits.

What other factors influenced the fund’s performance?

Despite generally strong earnings reports from multinational companies, large-cap stocks had failed to advance significantly when the reporting period began, primarily due to uncertainty related to a fitfully growing economy, rising short-term interest rates, the U.S. presidential election and the insurgency in Iraq.After the election, the cloud of political and economic uncertainty was lifted, and the stock market began to rally more substantially. However, investors generally favored smaller stocks that, in their view, had greater potential for growth than large, well-established companies. As a result, the corporations with dominant market positions in which the fund invests lagged the averages.

The fund’s emphasis on financial and health care stocks also hurt its relative performance. Returns from the financial sector were held back by the fund’s investment in insurance and investment firm Marsh & McLennan Cos., which experienced turmoil related to allegations of unfair business practices, and Fannie Mae, which encountered accounting problems and a management shake-up. Returns from the fund’s health care holdings suffered when industry bellwethers Pfizer and Merck & Co. encountered safety-related issues affecting one of their better-selling drugs. Drug manufacturer Lilly (Eli) & Co. also saw its stock price fall as the entire industry came under pressure.

On the other hand, the fund received strong results from its energy holdings. Integrated oil companies, including Exxon Mobil, ChevronTexaco, British Petroleum and ConocoPhillips, benefited from high oil and gas prices during the reporting period. The fund’s holdings in the consumer staples area also fared relatively well, led by food and tobacco giant Altria Group, which gained value as litigation concerns eased and the company began to consider the possibility of separating its business units into independent entities. Publisher

4

McGraw-Hill Cos. and media conglomerate News Corp. also helped boost returns in the consumer discretionary area. Finally, the fund’s lack of exposure to the troubled telecommunications services sector benefited its relative performance.

Changes to the fund during the reporting period included the elimination of the fund’s positions in International Business Machines and reductions in its holdings of Merck, Fannie Mae, Freddie Mac and Johnson & Johnson. Because we believe that supply-and-demand imbalances are likely to continue to support oil prices, we added Occidental Petroleum to the fund’s holdings in the energy sector.We also established new positions in retailer Home Depot and global financial services provider HSBC Holding.

What is the fund’s current strategy?

Although they were out of favor for much of the reporting period, we have maintained our focus on large, high-quality corporations with dominant market positions.Valuations of the largest companies in the S&P 500 Index have fallen below historical norms, which we believe makes them attractive opportunities in a moderately growing economic environment. Indeed, many of the fund’s holdings ended the reporting period with record levels of cash on their balance sheets, which can be used to grow existing businesses, enter new ones or enhance shareholder value through stock buy-backs or dividend increases.

March 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Core Equity Fund from September 1, 2004 to February 28, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.94	$ 10.78	$ 10.78	$ 5.70	$ 8.23
Ending value (after expenses)	$1,074.20	$1,070.90	$1,070.90	$1,090.00	$1,073.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended February 28, 2005

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.76	$ 10.49	$ 10.49	$ 5.51	$ 8.00
Ending value (after expenses)	$1,018.10	$1,014.38	$1,014.38	$1,019.34	$1,016.86

  Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A, 2.10% for Class B, 2.10% for Class C, 1.10% for Class R and 1.60% for Class T; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
6

STATEMENT OF INVESTMENTS February 28, 2005 (Unaudited)
Common Stocks—99.9%	Shares	Value ($)

Banking—7.4%
Bank of America	125,000	5,831,250
Federal Home Loan Mortgage	35,000	2,170,000
Federal National Mortgage Association	57,000	3,332,220
HSBC Holdings, ADR	35,000	2,922,150
SunTrust Banks	40,000	2,897,600
		17,153,220
Capital Goods—6.6%
Emerson Electric	60,000	3,979,200
General Electric	320,000	11,264,000
		15,243,200
Diversified Financials—9.3%
American Express	92,000	4,981,800
Citigroup	200,233	9,555,119
JP Morgan Chase & Co.	100,000	3,655,000
Merrill Lynch	55,000	3,221,900
		21,413,819
Energy—18.8%
BP, ADR	120,000	7,790,400
ChevronTexaco	121,000	7,511,680
ConocoPhillips	35,000	3,881,150
Exxon Mobil	304,160	19,256,370
Occidental Petroleum	20,000	1,405,400
Royal Dutch Petroleum	57,000	3,596,130
		43,441,130
Food, Beverage & Tobacco—16.6%
Altria Group	220,000	14,443,000
Anheuser-Busch Cos.	79,000	3,748,550
Coca-Cola	190,000	8,132,000
Kraft Foods	20,000	669,000
Nestle, ADR	70,050	4,868,475
PepsiCo	120,000	6,463,200
		38,324,225
Food & Staples Retailing—5.7%
Wal-Mart Stores	110,000	5,677,100
Walgreen	175,000	7,495,250
		13,172,350

The Fund 7

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

Common Stocks (continued)	Shares		Value ($)

Hotels Restaurants & Leisure—.6%
McDonald’s	40,000		1,323,200
Household & Personal Products—5.3%
Colgate-Palmolive	50,000		2,646,000
Estee Lauder Cos., Cl. A	40,000		1,759,200
Procter & Gamble	147,000		7,804,230
			12,209,430
Insurance—4.4%
American International Group	72,580		4,848,343
Berkshire Hathaway, Cl. A	55	[a]	4,961,000
Marsh & McLennan Cos.	14,000		457,100
			10,266,443
Media—4.4%
Fox Entertainment Group, Cl. A	5,000	[a]	166,500
McGraw-Hill Cos.	60,000		5,511,000
News, Cl. A	200,000		3,328,000
Time Warner	21,500	[a]	370,445
Viacom, Cl. B	20,000		698,000
			10,073,945
Pharmaceuticals & Biotechnology—11.3%
Abbott Laboratories	100,000		4,599,000
Johnson & Johnson	100,000		6,560,000
Lilly (Eli) & Co.	70,000		3,920,000
Merck & Co.	90,000		2,853,000
Pfizer	310,350		8,159,102
			26,091,102
Retailing—1.9%
Home Depot	50,000		2,001,000
Target	45,000		2,286,900
			4,287,900

8

Common Stocks (continued)	Shares	Value ($)

Semiconductors &
Semiconductor Equipment—4.2%
Intel	400,000	9,592,000
Software & Services—2.2%
Microsoft	205,000	5,161,900
Transportation—1.2%
United Parcel Service, Cl. B	35,000	2,712,150

Total Investments (cost $196,865,199)	99.9%	230,466,014
Cash and Receivables (Net)	.1%	253,372
Net Assets	100.0%	230,719,386

ADR—American Depository Receipts. [a] Non-income producing.
Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Energy	18.8	Household & Personal Products	5.3
Food, Beverage & Tobacco	16.6	Insurance	4.4
Pharmaceuticals & Biotechnology	11.3	Media	4.4
Diversified Financials	9.3	Semiconductors &
Banking	7.4	Semiconductor Equipment	4.2
Capital Goods	6.6	Other	5.9
Food & Staples Retailing	5.7		99.9

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2005 (Unaudited)

				Cost	Value

Assets ($):
Investments in securities—See Statement of Investments			196,865,199		230,466,014
Dividends receivable					557,163
Receivable for shares of Capital Stock subscribed					449,891
Receivable for investment securities sold					202,382
					231,675,450

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)					309,999
Payable for shares of Capital Stock redeemed					343,578
Bank loan payable—Note 2					200,000
Cash overdraft due to Custodian					102,421
Interest payable					66
					956,064

Net Assets ($)					230,719,386

Composition of Net Assets ($):
Paid-in capital					204,806,230
Accumulated undistributed investment income—net					180,292
Accumulated net realized gain (loss) on investments					(7,867,951)
Accumulated net unrealized appreciation
(depreciation) on investments					33,600,815

Net Assets ($)					230,719,386

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	102,268,838	51,192,634	74,274,436	6,229	2,977,249
Shares Outstanding	6,898,854	3,486,722	5,061,034	414	202,096

Net Asset Value
Per Share ($)	14.82	14.68	14.68	15.05	14.73

See notes to financial statements.

10

STATEMENT OF OPERATIONS Six Months Ended February 28, 2005 (Unaudited)
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	3,378,521
Affiliated issuers	1,808
Income from securities lending	3,371
Total Income	3,383,700
Expenses:
Management fee—Note 3(a)	1,242,322
Distribution and service fees—Note 3(b)	744,800
Interest expense—Note 2	2,250
Loan commitment fees—Note 2	1,101
Total Expenses	1,990,473
Investment Income—Net	1,393,227

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,757,502)
Net unrealized appreciation (depreciation) on investments	17,356,647
Net Realized and Unrealized Gain (Loss) on Investments	14,599,145
Net Increase in Net Assets Resulting from Operations	15,992,372

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2005	Year Ended
	(Unaudited)	August 31, 2004

Operations ($):
Investment income—net	1,393,227	723,418
Net realized gain (loss) on investments	(2,757,502)	(2,568,465)
Net unrealized appreciation
(depreciation) on investments	17,356,647	17,607,441
Net Increase (Decrease) in Net Assets
Resulting from Operations	15,992,372	15,762,394

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(1,118,253)	(569,620)
Class B shares	(192,462)	(25,221)
Class C shares	(278,933)	(74,737)
Class R shares	(8,340)	(7)
Class T shares	(26,462)	(5,281)
Total Dividends	(1,624,450)	(674,866)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	10,107,315	34,884,950
Class B shares	2,644,421	16,089,291
Class C shares	7,721,561	31,128,618
Class R shares	2,697	602,363
Class T shares	375,776	1,584,563
Dividends reinvested:
Class A shares	812,053	413,241
Class B shares	140,738	17,711
Class C shares	139,701	38,940
Class R shares	8,340	7
Class T shares	25,969	5,243
Cost of shares redeemed:
Class A shares	(17,330,656)	(28,926,203)
Class B shares	(5,025,732)	(8,483,677)
Class C shares	(12,040,196)	(14,407,606)
Class R shares	(612,121)	(294)
Class T shares	(121,329)	(212,617)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(13,151,463)	32,734,530
Total Increase (Decrease) in Net Assets	1,216,459	47,822,058

Net Assets ($):
Beginning of Period	229,502,927	181,680,869
End of Period	230,719,386	229,502,927
Undistributed investment income—net	180,292	411,515

12

	Six Months Ended
	February 28, 2005	Year Ended
	(Unaudited)	August 31, 2004

Capital Share Transactions:
Class A [a]
Shares sold	712,220	2,526,955
Shares issued for dividends reinvested	57,187	30,363
Shares redeemed	(1,221,426)	(2,082,496)
Net Increase (Decrease) in Shares Outstanding	(452,019)	474,822

Class B [a]
Shares sold	189,487	1,183,140
Shares issued for dividends reinvested	9,988	1,311
Shares redeemed	(357,971)	(616,344)
Net Increase (Decrease) in Shares Outstanding	(158,496)	568,107

Class C
Shares sold	551,659	2,276,602
Shares issued for dividends reinvested	9,922	2,884
Shares redeemed	(856,805)	(1,043,403)
Net Increase (Decrease) in Shares Outstanding	(295,224)	1,236,083

Class R
Shares sold	190	42,570
Shares issued for dividends reinvested	588	1
Shares redeemed	(42,986)	(18)
Net Increase (Decrease) in Shares Outstanding	(42,208)	42,553

Class T
Shares sold	26,561	117,072
Shares issued for dividends reinvested	1,839	387
Shares redeemed	(8,611)	(15,440)
Net Increase (Decrease) in Shares Outstanding	19,789	102,019

a During the period ended February 28, 2005, 28,475 Class B shares representing $401,612 were automatically converted to 28,137 Class A shares and during the period ended August 31, 2004, 67,696 Class B shares representing $942,659 were automatically converted to 66,914 Class A shares.

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2005			Year Ended August 31,

Class A Shares	(Unaudited)	2004	2003	2002 [a]	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	13.95	12.91	12.81	14.49	17.68	15.64
Investment Operations:
Investment income—net [b]	.12	.10	.09	.05	.05	.02
Net realized and unrealized
gain (loss) on investments	.91	1.02	.04	(1.68)	(3.05)	2.05
Total from Investment Operations	1.03	1.12	.13	(1.63)	(3.00)	2.07
Distributions:
Dividends from
investment income—net	(.16)	(.08)	(.03)	(.05)	(.02)	(.03)
Dividends from net realized
gain on investments	—	—	—	—	(.17)	—
Total Distributions	(.16)	(.08)	(.03)	(.05)	(.19)	(.03)
Net asset value, end of period	14.82	13.95	12.91	12.81	14.49	17.68

Total Return (%)	7.42[c,d]	8.67[c]	1.05[c]	(11.29)[c]	(17.10)	13.22

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.67[d]	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income
to average net assets	.82[d]	.72	.72	.34	.30	.14
Portfolio Turnover Rate	2.85[d]	2.21	.93	9.07	4.07	11.47

Net Assets, end of period
($ x 1,000)	102,269 102,518		88,746	47,336	52,688	62,897

[a]	The fund changed to a five class fund on April 15, 2002.The existing shares were redesignated Class A shares.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
See notes to financial statements.

14

Six Months Ended
	February 28, 2005	Year Ended August 31,

Class B Shares	(Unaudited)	2004	2003	2002 [a]

Per Share Data ($):
Net asset value, beginning of period	13.76	12.77	12.77	14.62
Investment Operations:
Investment (loss)—net [b]	.06	(.00)[c]	(.00)[c]	(.01)
Net realized and unrealized
gain (loss) on investments	.91	1.00	.03	(1.84)
Total from Investment Operations	.97	1.00	.03	(1.85)
Distributions:
Dividends from investment income—net	(.05)	(.01)	(.03)	—
Net asset value, end of period	14.68	13.76	12.77	12.77

Total Return (%) [d]	7.09[e]	7.81	.26	(12.65)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04[e]	2.10	2.10	.80[e]
Ratio of net investment (loss)
to average net assets	.44[e]	(.03)	(.03)	(.07)[e]
Portfolio Turnover Rate	2.85[e]	2.21	.93	9.07

Net Assets, end of period ($ x 1,000)	51,193	50,172	39,290	8,233

[a]	From April 15, 2002 (commencement of initial offering) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Amount represents less than $.01 per share.
[d] Exclusive of sales charge.
[e] Not annualized.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)
Six Months Ended
	February 28, 2005	Year Ended August 31,

Class C Shares	(Unaudited)	2004	2003	2002 [a]

Per Share Data ($):
Net asset value, beginning of period	13.76	12.77	12.77	14.62
Investment Operations:
Investment (loss)—net [b]	.06	(.00)[c]	(.00)[c]	(.01)
Net realized and unrealized
gain (loss) on investments	.91	1.01	.03	(1.84)
Total from Investment Operations	.97	1.01	.03	(1.85)
Distributions:
Dividends from investment income—net	(.05)	(.02)	(.03)	—
Net asset value, end of period	14.68	13.76	12.77	12.77

Total Return (%) [d]	7.09[e]	7.88	.25	(12.65)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04[e]	2.10	2.10	.80[e]
Ratio of net investment (loss)
to average net assets	.44[e]	(.03)	(.03)	(.08)[e]
Portfolio Turnover Rate	2.85[e]	2.21	.93	9.07

Net Assets, end of period ($ x 1,000)	74,274	73,690	52,613	9,046

[a]	From April 15, 2002 (commencement of initial offering) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Amount represents less than $.01 per share.
[d] Exclusive of sales charge.
[e] Not annualized.
See notes to financial statements.

16

Six Months Ended
	February 28, 2005	Year Ended August 31,

Class R Shares	(Unaudited)	2004	2003	2002 [a]

Per Share Data ($):
Net asset value, beginning of period	13.97	12.90	12.81	14.62
Investment Operations:
Investment income—net [b]	.15	.13	.11	.03
Net realized and unrealized
gain (loss) on investments	1.13	1.04	.05	(1.84)
Total from Investment Operations	1.28	1.17	.16	(1.81)
Distributions:
Dividends from investment income—net	(.20)	(.10)	(.07)	—
Net asset value, end of period	15.05	13.97	12.90	12.81

Total Return (%)	9.00[c]	9.13	1.26	(12.38)[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55[c]	1.10	1.13	.42[c]
Ratio of net investment income
to average net assets	.92[c]	1.01	.93	.23[c]
Portfolio Turnover Rate	2.85[c]	2.21	.93	9.07

Net Assets, end of period ($ x 1,000)	6	596	1	1

[a]	From April 15, 2002 (commencement of initial offering) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)
Six Months Ended
	February 28, 2005	Year Ended August 31,

Class T Shares	(Unaudited)	2004	2003	2002 [a]

Per Share Data ($):
Net asset value, beginning of period	13.86	12.84	12.79	14.62
Investment Operations:
Investment income—net [b]	.10	.07	.06	.01
Net realized and unrealized
gain (loss) on investments	.91	1.01	.03	(1.84)
Total from Investment Operations	1.01	1.08	.09	(1.83)
Distributions:
Dividends from investment income—net	(.14)	(.06)	(.04)	—
Net asset value, end of period	14.73	13.86	12.84	12.79

Total Return (%) [c]	7.36[d]	8.39	.74	(12.52)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79[d]	1.60	1.60	.61[d]
Ratio of net investment income
to average net assets	.69[d]	.51	.47	.13[d]
Portfolio Turnover Rate	2.85[d]	2.21	.93	9.07

Net Assets, end of period ($ x 1,000)	2,977	2,527	1,031	403

[a]	From April 15, 2002 (commencement of initial offering) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Core Equity Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund.The fund’s investment objective is to achieve long-term capital appreciation. The Dreyfus Corporation (“Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Fayez Sarofim & Co. (“Sarofim”) serves as the fund’s sub-investment adviser.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge. Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is avail-able.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend

20

income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an unused capital loss carryover of $2,875,438 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2004. If not applied, $69,610 of the carryover expires in fiscal 2009, $1,191,615 expires in fiscal 2010, $1,280,759 expires in fiscal 2011 and $333,454 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2004 was as follows: ordinary income $674,866. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended February 28,2005 was approximately $184,500, with a related weighted average annualized interest rate of 2.43% ..

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except bro-

22

kerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the “Dreyfus/Laurel Funds”) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and are reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus has agreed to pay Sarofim an annual fee of .30 of 1% of the value of the fund’s average daily net assets, payable monthly.

During the period ended February 28, 2005, the Distributor retained $17,320 and $1,182 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $73,464 and $8,836 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of ..25% of the value of the average daily net assets of Class B,Class C and Class T shares.During the period ended February 28, 2005, Class A, Class B, Class C and Class T shares were charged $125,168,$186,958,$272,789 and $3,318,respectively,pursuant to their respective Plans. During the period ended February 28, 2005, Class B, Class C and Class T shares were charged $62,319, $90,930 and $3,318, respectively, pursuant to the Service Plan.

Under their terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $193,580, Rule 12b-1 distribution plan fees $91,907 and shareholder services plan fees $24,512.

24

(c) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by Dreyfus.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2005, amounted to $6,474,828 and $20,301,308, respectively.

At February 28, 2005, accumulated net unrealized appreciation on investments was $33,600,815, consisting of $42,205,400 gross unrealized appreciation and $8,604,585 gross unrealized depreciation.

At February 28, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”). In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds. The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

26

NOTES

For More	Information

Dreyfus Premier	Custodian

Core Equity Fund
Mellon Bank, N.A.
200 Park Avenue
One Mellon Bank Center
New York, NY 10166
Pittsburgh, PA 15258

Investment Adviser	Transfer Agent &

The Dreyfus Corporation	Dividend Disbursing Agent

200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue

Sub-Investment Adviser	New York, NY 10166

Fayez Sarofim & Co.	Distributor

Two Houston Center
Dreyfus Service Corporation
Suite 2907
200 Park Avenue
Houston,TX 77010
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 9.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc. - Dreyfus Premier Core Equity Fund

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	April 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	April 28, 2005

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	April 28, 2005

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)